UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2026

LEGATO MERGER CORP. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43070	98-1880768
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-third of one redeemable warrant	LEGO U	NYSE American
Ordinary shares, par value $0.0001 per share	LEGO	NYSE American
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LEGO WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On January 26, 2026, Legato Merger Corp. IV (the “Company”) consummated the initial public offering (“IPO”) of 23,000,000 of its units (“Units”), including 3,000,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one ordinary share, $.0001 par value (“Ordinary Shares”), of the Company and one-third of one redeemable warrant (“Warrant”), with each warrant entitling the holder to purchase one Ordinary Share for $11.50. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 550,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $5,500,000. The Private Placement Units were purchased by the Company’s initial shareholders and the underwriters in the IPO. The Private Placement Units are identical to the Units included in the Units sold in the IPO. The purchasers of the Private Placement Units have agreed not to transfer, assign, or sell any of the Private Placement Units or Ordinary Shares or Warrants underlying the Private Placement Units (except to certain transferees) until after the completion of the Company’s initial business combination.

An audited balance sheet as of January 26, 2026 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2026	LEGATO MERGER CORP. IV

	By:	/s/ Gregory Monahan
		Name:	Gregory Monahan
		Title:	Chief Executive Officer

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